UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21403

Western Asset / Claymore Inflation-Linked Securities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard Pasadena, CA		91101
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31,

Date of reporting period:	September 30, 2010

Item 1 – Schedule of Investments.

WESTERN ASSET/CLAYMORE

INFLATION – LINKED SECURITIES

& INCOME FUND

FORM N-Q

SEPTEMBER 30, 2010

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 101.5%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	3,511,451	$3,677,149
U.S. Treasury Bonds, Inflation Indexed	1.875%	7/15/13	40,595,400	43,145,278
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	8,095,990	9,309,757
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	74,977,467	82,445,897	(a)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	24,611,136	26,085,885	(a)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	7,360,133	10,235,184
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	6,051,900	6,762,526
U.S. Treasury Notes, Inflation Indexed	2.375%	4/15/11	43,396,204	43,928,501	(b)
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	9,963,614	10,230,609
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	37,803,035	40,543,755	(b)(c)
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	8,591,284	9,038,967
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	4,788,200	5,178,735
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	11,531,574	12,323,470
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	11,669,484	11,984,922
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	1,462,670	1,590,082
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	16,146,627	17,695,702
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	14,529,312	16,377,266
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	15,349,440	16,652,945
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	8,745,064	9,354,489
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	2,843,176	3,200,794
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	7,555,622	8,374,939
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	8,796,920	9,230,582
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $365,683,486)				397,367,434
ASSET-BACKED SECURITIES — 0.6%
FINANCIALS — 0.6%
Home Equity — 0.6%
Ameriquest Mortgage Securities Inc., 2005-R11 A2D	0.586%	1/25/36	50,000	40,275	(d)
Amresco Residential Securities Mortgage Loan Trust, 1997-3 M1A	0.811%	9/25/27	2,724	2,131	(d)
Asset Backed Funding Certificates, 2004-OPT2 M1	1.081%	8/25/33	40,000	31,867	(d)
Countrywide Asset-Backed Certificates, 2002-4 A1	0.996%	2/25/33	2,848	2,483	(d)
Countrywide Home Equity Loan Trust, 2007-GW A	0.807%	8/15/37	1,010,954	811,699	(d)
EMC Mortgage Loan Trust, 2004-C A1	0.806%	3/25/31	37,821	31,276	(d)(e)
Novastar Home Equity Loan, 2003-2 A1	0.866%	9/25/33	1,219,453	1,039,381	(d)
Structured Asset Securities Corp., 2002-AL1 A3	3.450%	2/25/32	313,466	297,181
Total Home Equity				2,256,293
Student Loan — 0.0%
SLC Student Loan Trust, 2008-1 A4A	1.892%	12/15/32	100,000	103,901	(d)
TOTAL ASSET-BACKED SECURITIES (Cost — $1,237,430)				2,360,194
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.7%
Banc of America Mortgage Securities, 2003-D	2.961%	5/25/33	84,031	80,988	(d)
Banc of America Mortgage Securities, 2005-F 2A2	2.942%	7/25/35	137,767	123,687	(d)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-9 24A1	5.393%	11/25/34	200,899	204,386	(d)
Chase Mortgage Finance Corp., 2007-A1 2A3	2.894%	2/25/37	52,962	51,637	(d)
Countrywide Alternative Loan Trust, 2004-2 CB	4.250%	3/25/34	27,867	27,929
Countrywide Alternative Loan Trust, 2004-J1	6.000%	2/25/34	13,552	14,150
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-56 6A1	3.462%	12/25/33	588,785	516,952	(d)
Countrywide Home Loan Mortgage Pass-Through Trust, 2005-9 1A1	0.556%	5/25/35	192,166	119,906	(d)
Countrywide Home Loans, 2005-R2 1AF1	0.596%	6/25/35	680,160	578,520	(d)(e)
Countrywide Home Loans, 2005-R3 AF	0.656%	9/25/35	1,267,526	1,072,688	(d)(e)
CS First Boston Mortgage Securities Corp., 2004-AR6 2A1	2.745%	10/25/34	49,359	46,135	(d)
GSR Mortgage Loan Trust, 2004-11 1A1	3.075%	9/25/34	318,282	268,832	(d)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.973%	11/25/37	223,842	192,611	(d)

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
JPMorgan Mortgage Trust, 2003-A1 1A1	3.548%	10/25/33	94,966	$93,994	(d)
JPMorgan Mortgage Trust, 2004-A1 1A1	4.789%	2/25/34	44,495	45,658	(d)
JPMorgan Mortgage Trust, 2006-A2 5A1	3.284%	11/25/33	19,652	19,101	(d)
MASTR ARM Trust, 2004-13 3A7	2.903%	11/21/34	350,000	316,907	(d)
Merrill Lynch Mortgage Investors Inc., 2003-H A3	2.052%	1/25/29	12,208	11,812	(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2	2.799%	2/25/35	1,534,213	1,457,398	(d)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.789%	2/25/34	38,868	37,356	(d)
Morgan Stanley Capital I, 2004-RR2 X	0.919%	10/28/33	878,513	11,438	(d)(e)(f)(g)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	19,176	19,905
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	152,828	156,744
Sequoia Mortgage Trust, 2003-8 A1	0.577%	1/20/34	36,960	32,508	(d)
Structured Adjustable Rate Mortgage Loan Trust, 2005-3XS A3	0.626%	1/25/35	541,349	529,370	(d)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.192%	9/25/37	311,031	295,415	(d)
WaMu Mortgage Pass-Through Certificates, 2003-AR8 A	2.716%	8/25/33	36,763	37,239	(d)
WaMu Mortgage Pass-Through Certificates, 2005-AR3 A2	2.726%	3/25/35	3,508,903	3,305,120	(d)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 1A1	5.531%	2/25/37	395,169	291,398	(d)
Washington Mutual Inc., MSC Pass-Through Certificates, 2004-RA1 2A	7.000%	3/25/34	55,784	58,175
Washington Mutual Inc., Pass-Through Certificates, 2003-AR10 A7	2.823%	10/25/33	128,168	123,905	(d)
Washington Mutual MSC Mortgage Pass-Through Certificates, 2002-MS12 B2	6.500%	5/25/32	555,038	442,502
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $7,541,155)				10,584,366
CORPORATE BONDS & NOTES — 3.1%
CONSUMER DISCRETIONARY — 0.4%
Automobiles — 0.4%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	5,225,000	1,763,437	(h)
CONSUMER STAPLES — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	680,000	718,228
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	1,650,000	1,784,805
TOTAL CONSUMER STAPLES				2,503,033
ENERGY — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Gazprom, Loan Participation Notes, Senior Notes	6.510%	3/7/22	190,000	202,122	(e)
FINANCIALS — 1.7%
Capital Markets — 0.4%
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	1,330,000	1,427,948
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	2,060,000	0	(e)(f)(g)(h)
Total Capital Markets				1,427,948
Commercial Banks — 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,240,000	0	(e)(f)(g)(h)
Diversified Financial Services — 1.1%
Bank of America Corp., Senior Notes	4.500%	4/1/15	940,000	986,291
Citigroup Inc., Senior Notes	6.010%	1/15/15	2,070,000	2,275,756
UFJ Finance Aruba AEC	6.750%	7/15/13	1,025,000	1,155,261
Total Diversified Financial Services				4,417,308
Insurance — 0.2%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	830,000	880,233
TOTAL FINANCIALS				6,725,489

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
HEALTH CARE — 0.3%
Health Care Providers & Services — 0.3%
HCA Inc., Senior Notes	5.750%	3/15/14	1,000,000		$986,250
TOTAL CORPORATE BONDS & NOTES (Cost — $16,945,143)					12,180,331
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 3.2%
Australia — 3.2%
Australia Government, Bonds (Cost - $10,483,144)	4.000%	8/20/20	7,930,000	AUD	12,684,913
SOVEREIGN BONDS — 0.5%
Russia — 0.5%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost - $1,618,722)	7.500%	3/31/30	1,664,700		1,987,985	(e)

			SHARES
PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
Thrifts & Mortgage Finance — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		309,625		133,139	*(d)
Federal National Mortgage Association (FNMA)	8.250%		278,700		121,234	*(d)
TOTAL PREFERRED STOCKS (Cost — $14,820,998)					254,373

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS — 0.0%
U.S. Dollar/Japanese Yen, Call @ $87.00 (Cost - $233,400)		11/24/10	19,450,000		82,157	(g)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $418,563,478)					437,501,753

		MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS — 0.8%
Repurchase Agreements — 0.8%
Banc of America repurchase agreement dated 9/30/10; Proceeds at maturity—$3,216,018; (Fully collateralized by U.S. government obligations, 2.125% due 11/30/14; Market value—$3,280,321) (Cost - $3,216,000)	0.200%	10/1/10	3,216,000		3,216,000
TOTAL INVESTMENTS — 112.5% (Cost — $421,779,478#)					440,717,753
Liabilities in Excess of Other Assets — (12.5)%					(49,040,184)
TOTAL NET ASSETS — 100.0%					$391,677,569

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	All or a portion of this security is held by the custodian as collateral for open swap contracts.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.
(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(f)	Illiquid security.
(g)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).
(h)	The coupon payment on these securities is currently in default as of September 30, 2010.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	-	Adjustable Rate Mortgage
AUD	-	Australian Dollar

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED SECURITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2010

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Put	10/22/10	$125.50	128	$60,000
TOTAL WRITTEN OPTIONS
(Premiums received — $61,584)				$60,000

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset/Claymore Inflation-Linked Securities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on September 26, 2003.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the last quoted bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$397,367,434	—		$397,367,434
Asset-backed securities	—	2,360,194	—		2,360,194
Collateralized mortgage obligations	—	10,572,928	$11,438		10,584,366
Corporate bonds & notes	—	12,180,331	0	*	12,180,331
Non-U.S. treasury inflation protected securities	—	12,684,913	—		12,684,913
Sovereign bonds	—	1,987,985	—		1,987,985
Preferred stocks	$254,373	—	—		254,373
Purchased options	—	82,157	—		82,157
Total long-term investments	$254,373	$437,235,942	$11,438		$437,501,753
Short-term investments†	—	3,216,000	—		3,216,000
Total investments	$254,373	$440,451,942	$11,438		$440,717,753
Other financial instruments:
Written options	$(60,000)	—	—		$(60,000)
Futures contracts	(19,386)	—	—		(19,386)
Forward foreign currency contracts	—	$(861,203)	—		(861,203)
Credit default swap on corporate issues - sell protection	—	(113,407)	—		(113,407)
Reverse repurchase agreements	—	(49,788,775)	—		(49,788,775)
Total other financial instruments	$(79,386)	$(50,763,385)	—		$(50,842,771)
Total	$174,987	$389,688,557	$11,438		$389,874,982

†See Schedule of Investments for additional detailed categorizations.

*Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	CORPORATE BONDS AND NOTES		TOTAL
Balance as of December 31, 2009	—	—		—
Accrued premiums/discounts	—	—		—
Realized gain (loss)	—	—		—
Change in unrealized appreciation (depreciation)	—	—		—
Net purchases (sales)	—	—		—
Transfers into Level 3	$11,438	$0	*	$11,438
Transfers out of Level 3	—	—		—
Balance as of September 30, 2010	$11,438	$0	*	$11,438
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010	—	—		—

* Value is less than $1.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver,

Notes to Schedule of Investments (unaudited) (continued)

whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to- market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Schedule of Investments (unaudited) (continued)

(h) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(j) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower

Notes to Schedule of Investments (unaudited) (continued)

and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$40,146,715
Gross unrealized depreciation	(21,208,440)
Net unrealized appreciation	$18,938,275

Transactions in reverse repurchase agreements for the Fund during the period ended September 30, 2010 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance *	Interest Rate *	Outstanding
$46,055,783	0.27%	$59,514,088

* Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.22% to 0.30% during the period ended September 30, 2010. Interest expense incurred on reverse repurchase agreements totaled $65,777 for the period ended September 30, 2010.

At September 30, 2010, the Fund had the following open reverse repurchase agreements:

Security	Value
Reverse Repurchase Agreement with Deutsche Bank Securities Inc, dated 9/22/10 bearing 0.280% to be repurchased at $43,563,841 on 10/4/10, collateralized by: $39,510,000 U.S. Treasury, Inflation Indexed Notes, 2.375% due 4/15/11; Market value (including accrued interest) $43,563,841	$43,559,775
Reverse Repurchase Agreement with Deutsche Bank Securities Inc, dated 9/22/10 bearing 0.280% to be repurchased at $6,229,581 on 10/4/10, collateralized by: $5,000,000 U.S. Treasury, Inflation Indexed Notes, 2.000% due 1/15/14; Market value (including accrued interest) $6,229,581	6,229,000
Total Reverse Repurchase Agreements
(Cost — $49,788,775)	$49,788,775

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	—	—
Options written	213	$126,042
Options closed	—	—
Options expired	(85)	(64,458)
Written options, outstanding September 30, 2010	128	$61,584

At September 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED (LOSS)
Contracts to Sell:
90-Day Eurodollar	22	3/11	$5,475,728	$5,477,450	$(1,722)
U.S. Treasury 10-Year Notes	12	12/10	1,494,899	1,512,563	(17,664)
Net unrealized loss on open futures contracts					$(19,386)

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Canadian Dollar	Citibank N.A.	3,986,323	$3,869,533	11/24/10	$(55,945)
Euro	Credit Suisse First Boston Inc.	2,550,000	3,474,784	11/24/10	123,013
Euro	Citibank N.A.	216,296	294,738	11/24/10	15,989
					83,057
Contracts to Sell:
Australian Dollar	Credit Suisse First Boston Inc.	12,204,275	$11,716,610	11/24/10	$(674,182)
Euro	Citibank N.A.	2,768,533	3,772,570	11/24/10	(134,842)
Japanese Yen	Citibank N.A.	342,755,280	4,108,012	11/24/10	(135,236)
					(944,260)
Net unrealized loss on open forward foreign currency contracts					$(861,203)

At September 30, 2010, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2010[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)

JPMorgan Securities Inc. (SLM Corp., 5.125%, due 8/27/12)	$3,800,000	12/20/12	3.92%	2.500% Quarterly	$(113,407)	—	$(113,407)

1 If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2 The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

3 Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

‡  Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010.

Primary			Futures Contracts		Forward Foreign Currency Contracts
Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	—	$(60,000)	—	$(19,386)	—	—	—	$(79,386)
Foreign Exchange Contracts	$82,157	—	—	—	$139,002	$(1,000,205)	—	$(779,046)
Credit Contracts	—	—	—	—	—	—	$(113,407)	(113,407)
Total	$82,157	$(60,000)	—	$(19,386)	$139,002	$(1,000,205)	$(113,407)	$(971,839)

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$31,811
Written options	12,244
Forward foreign currency contracts (to buy)	5,547,147
Forward foreign currency contracts (to sell)	16,687,247
Futures contracts (to buy)†	5,917,421
Futures contracts (to sell)	17,928,571

Average Notional Balance
Credit default swap contracts (to sell protection)	$3,800,000

† At September 30, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund.  Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV.  The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

Notes to Schedule of Investments (unaudited) (continued)

As of September 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $113,407. If a contingent feature would have been triggered as of September 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $189,833.

Item 2 – Controls and Procedures

(a)                   The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)                  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 3 – Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset / Claymore Inflation-Linked Securities & Income Fund

By:	R. Jay Gerken
R. Jay Gerken
President and Trustee
Date: November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	R. Jay Gerken
R. Jay Gerken
President and Trustee
Date: November 23, 2010

By:	Kaprel Ozsolak
Kaprel Ozsolak
Principal Financial and Accounting Officer
Date: November 23, 2010